ASSIGNMENT OF DEBT AGREEMENT

THIS ASSIGNMENT OF DEBT AGREEMENT dated the 20th day of October, 2006,

AMONG:

TORA TECHNOLOGIES INC., a company incorporated under the laws of Nevada and with an executive office at 205 - 1990 East Kent Avenue, Vancouver, British Columbia, V5P 4X5

(the“Assignee”)

AND:
MANHATTAN ASSETS CORP., a company incorporated under the laws of Nevada with an executive office at 132 Via Havre, Newport Beach, California, 92663

(the “Assignor”)

AND:
MAKEUP INCORPORATED, a company incorporated under the laws of Nevada with an executive office at 3388 Via Lido, 4th Floor, Newport Beach, California, 92663

(the “Creditor”)

WHEREAS:

A.  The Assignor is indebted to the Creditor for the aggregate amount of US$216,107 (the “Debt”)

B.	The Assignee has agreed to purchase certain assets from the Assignor pursuant to the terms and conditions of an asset purchase agreement dated October 20, 2006, between the Assignee and the Assignor.

C.
As a condition of that asset purchase agreement, the Assignee has agreed to accept the assignment of the Debt from the Assignor upon the terms and conditions contained in this agreement as part of the consideration for the assets.

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is acknowledged, the parties agree that:

1.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR

1.1 The Assignor represents, warrants and covenants to the Assignee that:

(a)	the above premises are true and complete, that the Debt has not been prepaid in full or in part, and that the Creditor been given notice of and has consented to this assignment;

(b)	the full amount of the Debt is due and owing by the Assignor to the Creditor; and

(c)
the Assignor now has a good right, full power and absolute authority to assign its right, title and interest in and to the Debt in the manner set out in Article 2 hereof according to the true intent and meaning of this agreement.

1.2 The representations, warranties and covenants contained in Section 1.1 are provided for the exclusive benefit of the Assignee and a breach of any one or more thereof may be waived by the Assignee in whole or in part at any time without prejudice to his rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 1 shall survive the execution of this agreement.

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2.  ASSIGNMENT AND PURCHASE OF THE DEBT

2.1 The Assignor grants, assigns, transfers and sets over unto the Assignee its entire right, title and interest in and to the Debt, including, without limitation, all rights, benefits and advantages of the Assignor to be derived therefrom and all burdens, obligations and liabilities to be derived thereunder, in consideration of the premises and in consideration of payment of the sum of US$10.00 and for other good and valuable consideration.

3.  CONSENT OF CREDITOR

3.1 The Creditor acknowledges receipt of notice of the assignment of Debt pursuant to the terms and conditions of this agreement and further consents to the assignment of the Debt by the Assignor to the Assignee.

4.  COUNTERPART

4.1 This agreement may be signed in one or more counterparts, each of which when so signed will be deemed an original, and such counterparts together will constitute one in the same instrument.

IN WITNESS WHEREOF this agreement was signed by the parties hereto as of the day and year first above written.

The Common Seal of                                                          )
Tora Technologies Inc.                                                     )
affixed was hereunto in the presence of:                        )
                                                                                               )    C/S
 /s/ Authorized Signatory                                                  )
                                                                                               )
Authorized Signatory                                                        )

The Common Seal of                                                          )
Manhattan Assets Corp.                                                   )
affixed was hereunto in the presence of:                        )
                                                                                               )    C/S
 /s/ Authorized Signatory                                                  )
                                                                                               )
Authorized Signatory                                                        )

The Common Seal of                                                          )
Makeup Incorporated                                                        )
affixed was hereunto in the presence of:                        )
                                                                                              )    C/S
 /s/ Authorized Signatory                                                 )
                                                                                               )
Authorized Signatory                                                       )

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